UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 18, 2017

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TrustCo Bank Corp NY

Item 5.07.	Submission of Matters to a Vote of Security Holders

1.
TrustCo Bank Corp NY held its regular annual shareholder meeting on May 18, 2017.  Anthony J. Marinello, M.D., Ph.D. and William D. Powers were elected as directors for three-year terms expiring at TrustCo’s 2020 Annual Meeting.  The Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers (“Say on Pay”), received the support of 93.6% of the shares voted (71.0% of shares outstanding).  The  Nonbinding Advisory Resolution on the Frequency of an Advisory Vote on the Compensation of TrustCo’s Named Executive Officers received the support of 72.96% of shares voted and 55.4% of shares outstanding for one year.  The appointment of Crowe Horwath LLP as TrustCo’s independent auditors for 2017 was ratified by shareholders.  The table below provides the vote count with respect to each director, the Say on Pay resolution, the frequency of the Say on Pay vote and the independent auditor ratification.  The total number of shares eligible to vote as of the record date was 95,917,192 shares, and a majority of the outstanding shares was 47,958,597 shares.

	For	Withhold	For as a percentage of total shares voted	Broker Non- Vote

Anthony J. Marinello, M.D., Ph.D.	68,867,050	3,922,911	94.6%	11,302,476
William D. Powers	68,876,067	3,913,894	94.6%	11,302,476

	For	Against	Abstain	For as a percentage of total shares voted	Broker Non- Vote
Approval of a Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers	68,108,570	3,865,058	816,333	93.6%	11,302,476

	1 Year	2 Years	3 Years	Abstain	1 Year as a percentage of total shares voted
Nonbinding Advisory Resolution on the Frequency of an Advisory Vote on the Compensation of TrustCo’s Named Executive Officers	53,112,539	732,395	18,069,504	875,523	73.0%

	For	Against	Abstain	For as a percentage of total shares voted
Ratification of Crowe Horwath LLP	82,071,392	1,525,760	495,285	97.6%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 18, 2017

TrustCo Bank Corp NY
(Registrant)

	By:	/s/ Michael M. Ozimek
Michael M. Ozimek
Senior Vice President and
Chief Financial Officer